Exhibit 10.1 Talen Energy 2015 Stock Incentive Plan Restricted Stock Unit Agreement (Matching Grants on Purchased Shares) Participant: Date of Grant: Number of RSUs: 1. Grant of RSUs. The Company hereby grants the number of restricted stock units (“RSUs”) listed above to the Participant, on the terms and conditions hereinafter set forth. This grant is made pursuant to the terms of the Talen Energy 2015 Stock Incentive Plan (the “Plan”), which Plan, as amended from time to time, is incorporated herein by reference and made a part of this Agreement. Each RSU represents the unfunded, unsecured right of the Participant to receive a Share on the date(s) specified herein. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan. 2. Vesting/Form and Timing of Issuance or Transfer. (a) Subject to the Participant’s continued Employment with the Company and its Affiliates through the second anniversary of the Date of Grant (the “Vesting Date”) and the Participant not engaging in any Prohibited Activity prior to the Vesting Date, 100% of the RSUs shall vest upon the Vesting Date, and the Company shall, within 30 days following the Vesting Date issue or cause there to be transferred to the Participant the corresponding number of Shares equal to the number of Vested RSUs. Notwithstanding the preceding sentence, 100% of the outstanding RSUs shall vest upon (i) a Change in Control or (ii) the Participant’s termination of Employment due to death or Disability (each of the events described under clause (i) and (ii) being an “Acceleration Event”). The Shares underlying any portion of the RSUs that vest in accordance with the preceding sentence shall be delivered to the Participant within 30 days following the occurrence of the Acceleration Event. In the event that the Participant engages in any Prohibited Activity prior to the Vesting Date, all Unvested RSUs held by Participant pursuant to this Restricted Stock Unit Agreement will be immediately forfeited without consideration. Upon the Participant’s termination of Employment with the Company or any Affiliate for any reason other than due to an Acceleration Event, all RSUs that did not become vested on or prior to such date shall immediately terminate and be forfeited without consideration and no Shares shall be delivered hereunder. (b) Upon the issuance or transfer of Shares in accordance with Section 2(a) of this Agreement, the number of RSUs equal to the number of Shares issued or transferred to the Participant, along with the number of RSUs equal to the number of Shares withheld by the Company to satisfy any applicable tax withholding obligations under Section 9, shall be extinguished. (c) For purposes of this Agreement: (i) “Prohibited Activity” shall mean any of the following: (x) Participant’s sale or transfer of Participant’s Purchased Shares (as defined below) to a third party prior to the

2 Vesting Date, (y) Participant’s transfer of any Purchased Shares into or out of the brokerage account designated by the Company prior to the Vesting Date, or (z) Participant’s entering into hedging or similar transactions with any Purchased Shares or holding such Purchased Shares in margin accounts; provided, however, that clauses (x) and (y) shall not be deemed to be violated as a result of any transfer that occurs by will or by the laws of descent and distribution, or, subject to the Committee’s approval, to a trust or estate planning vehicle for the benefit of the Participant’s immediate family. (ii) “Purchase Date” shall mean the date(s) upon which the Participant purchased shares of Company common stock on the open market on a post-tax basis as identified on Exhibit A hereto (such shares, the “Purchased Shares”). (iii) “Unvested RSUs” shall mean, on a given date, the number of RSUs which remain unvested. (iv) “Vested RSUs” shall mean, on a given date, the number of RSUs which are then vested, but for which Shares have not yet been delivered. 3. Dividend Equivalent RSUs. RSUs shall not pay cash dividends. The Participant shall be entitled to receive additional RSUs equal to the number of whole Shares that could have been purchased on the date that any dividends on Shares may be paid, at the Fair Market Value of Shares on that date, as if the dollar amount of any ordinary dividends that are declared on Shares applied to the Shares underlying the RSUs. All such additional RSUs shall be subject to the same terms and conditions applicable herein to the underlying RSUs , including such RSUs becoming Vested RSUs. Notwithstanding the foregoing, if on any date while RSUs are outstanding hereunder the Company shall pay any extraordinary dividend on the Shares, the Committee shall equitably adjust the outstanding RSUs pursuant to Section 10 of the Plan. 4. No Right to Continued Employment. The granting of RSUs evidenced by this Agreement shall impose no obligation on the Company or any Affiliate to continue the Employment of the Participant and shall not lessen or affect the Company’s or its Affiliate’s right to terminate the Employment of such Participant. 5. No Rights of a Shareholder. The Participant shall not have any rights as a shareholder of the Company until the Shares have been issued or transferred to such Participant. 6. Legend on Certificates. Any Shares issued or transferred to the Participant pursuant to Section 2 of this Agreement shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable federal or state laws or relevant securities laws of the jurisdiction of the domicile of the Participant, and the Committee may cause a legend or legends to be put on any certificates representing such Shares to make appropriate reference to such restrictions. 7. Transferability. RSUs may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance not permitted by this Section 7 shall be void and unenforceable

3 against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. 8. Notices. Any notice under this Agreement shall be addressed to the Company in care of its General Counsel at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee. 9. Withholding. The Participant shall be required to pay to the Company or any Affiliate applicable withholding taxes with respect to any issuance or transfer under this Agreement or under the Plan, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any issuance or transfer due under this Agreement or under the Plan or from any compensation or other amount owing to the Participant an amount in respect of such withholding taxes, and to take such action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding taxes. 10. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. 11. RSUs Subject to Plan. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan and agrees that all RSUs and Shares received in respect of RSUs are subject to the Plan. The terms and provisions of the Plan, as may be amended from time to time, are hereby incorporated by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms of the Plan will govern and prevail. 12. Modifications. Notwithstanding any provision of this Agreement to contrary, the Company reserves the right to modify the terms and conditions of this Agreement including, without limitation, the timing or circumstances of the issuance or transfer of Shares to the Participant hereunder, to the extent such modification is determined by the Company to be necessary to comply with applicable law or preserve the intended deferral of income recognition with respect to the RSUs until the issuance or transfer of Shares hereunder. 13. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. 14. Compliance with IRC Section 409A. Notwithstanding anything herein to the contrary, (i) if at the time of the Participant’s termination of employment with the Company and its Affiliates the Participant is a “specified employee” as defined in Section 409A of the Code and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such termination of employment is necessary in order to prevent any accelerated or additional tax under Section 409A of the Code, then the Company will defer the commencement of the payment of any such payments or benefits hereunder (without any reduction in such payments or benefits ultimately paid or provided to the Participant) until the date that is six months and one day following the Participant’s termination of employment with the Company and its Affiliates (or the earliest date as is permitted under Section 409A of the

4 Code) and (ii) if any other payments or other benefits due to the Participant hereunder could cause the application of an accelerated or additional tax under Section 409A of the Code, such payments or other benefits shall be deferred if deferral will make such payment or other benefits compliant under Section 409A of the Code, or otherwise such payment or other benefits shall be restructured, to the extent possible, in a manner, determined by the Committee, that does not cause such an accelerated or additional tax. The Company shall use commercially reasonable efforts to implement the provisions of this Section 14 in good faith; provided that neither the Company, the Committee nor any of the Company’s employees, directors or representatives shall have any liability to the Participant with respect to this Section 14. Sincerely, Talen Energy Corporation ______________________________ Paul Farr President & Chief Executive Officer

5 Exhibit A Talen Energy 2015 Stock Incentive Plan Restricted Stock Unit Agreement (Matching Grants on Purchased Shares) Granted to: Participant Name SSN: SSN or I-Number Date of Award: Grant date Purchased Shares: Number of Purchased Shares purchased Purchase Date(s): Date(s) upon which Purchased Shares were purchased Restricted Stock Units: Number of shares granted